     As filed with the Securities and Exchange Commission on May 19, 1999

                                                   Registration No. 333-________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             THE PIONEER GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                 DELAWARE                                       13-5657669
     (State or Other Jurisdiction of                         (I.R.S. Employer
      Incorporation or Organization)                      Identification Number)

60 STATE STREET, FLOOR, BOSTON, MASSACHSETTS                       02109
  (Address of Principal Executive Offices)                       (Zip Code)


                            1997 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                              ROBERT P. NAULT, ESQ.
                             THE PIONEER GROUP, INC.
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and Address of Agent for Service)

                                 (617) 742-7825
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                     Proposed               Proposed
      Title of                                       Maximum                Maximum
     Securities                 Amount               Offering               Aggregate               Amount of
       to be                    to be                 Price                 Offering              Registration
     Registered               Registered            Per Share                 Price                    Fee
     ----------            ----------------        ------------            -----------            ------------
--------------------------------------------------------------------------------------------------------------
Common Stock,
$.10 par value             1,500,000 shares          $17.75(1)             $26,625,000(1)            $7,402
==============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices of the Common Stock on the Nasdaq National Market on May 14, 1999 in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933.

================================================================================

                     Statement of Incorporation by Reference

         This Registration Statement on Form S-8 incorporates by reference the contents of Registration Statement on Form S-8, File No. 333-31847, filed by the Registrant on July 23, 1997, relating to the Registrant's 1997 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Massachusetts on May 18, 1999.


                                        THE PIONEER GROUP, INC.



                                        By: /s/ John F. Cogan, Jr.
                                            ------------------------------------
                                            John F. Cogan, Jr.
                                            President,
                                            Chief Executive Officer and
                                            Chairman of the Board


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of The Pioneer Group, Inc. hereby severally constitute John F. Cogan, Jr., John A. Boynton and Robert P. Nault, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable The Pioneer Group, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                          Title                    Date
      ---------                          -----                    ----

/s/ John F. Cogan, Jr.         Chairman of the Board          May 18, 1999
---------------------------    of Directors, Chief
John F. Cogan, Jr.             Executive Officer and
                               President (Principal
                               Executive Officer)


/s/ John A. Boynton            John A. Boynton                May 18, 1999
---------------------------    (Principal Financial and
John A. Boynton                Accounting Officer)


/s/ Robert L. Butler           Director                       May 18, 1999
---------------------------
Robert L. Butler


/s/ Maurice Engleman           Director                       May 18, 1999
---------------------------
Maurice Engleman


/s/ Alan J. Strassman          Director                       May 18, 1999
---------------------------
Alan J. Strassman


/s/ Jaskaran S. Teja           Director                       May 18, 1999
---------------------------
Jaskaran S. Teja


/s/ David D. Tripple           Director                       May 18, 1999
---------------------------
David D. Tripple


/s/ John H. Valentine          Director                       May 18, 1999
---------------------------
John H. Valentine




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



                                  EXHIBIT INDEX


Exhibit
Number                                     Description
-------                                    -----------

 4.1 Specimen Certificate of Common Stock, $.10 par value per share, of the Registrant is incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8 (File No. 33-61932)

 5.1              Opinion of Hale and Dorr LLP

23                Consent of Arthur Andersen LLP, independent auditors

23.1              Consent of Hale and Dorr LLP (included in Exhibit 5.1)

24.1 Power of Attorney (included in the signature pages of this Registration Statement)





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